UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-49666                 75-2926439
          --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
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                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (86)22-8213-7658
                                                          ----------------

                                 Not applicable
         (Former name or former address, if changed since last report.)




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ITEM 8.01.  OTHER EVENTS

     In a Current Report on Form 8-K filed by the Registrant on November 5, 2004, the Registrant reported that it had previously disclosed in its filings with the Securities and Exchange Commission that Patent No. ZL 97115068.0 for Tianshi Super Calcium for Children (the "Patent") was transferred from Tianjin Tianshi Group Co. ("Tianshi Group") to Tianjin Tianshi Biological Development Co., Ltd. ("Tianshi JV," also referred to as "Biological") pursuant to a Patent Transfer Agreement, dated as of December 12, 2003. The transfer of the Patent required registration of the Patent Transfer Agreement with the State Intellectual Property Office of the People's Republic of China (the "SIPO"), which was submitted to the SIPO on October 13, 2004. On June 10, 2005, the Registrant was advised by the SIPO that the registration of the Patent Transfer Agreement was approved.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TIENS BIOTECH GROUP (USA), INC.

                                                 By:      /s/ Jinyuan Li
                                                         -----------------------
                                                 By:     Jinyuan Li
                                                 Title:  Chief Executive Officer
                                                 Date:   June 16, 2005